UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 7, 2005

                              ALPHA INNOTECH CORP.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    1-14257                    58-1729436
(State or other jurisdiction        (Commission                (IRS Employer
        of incorporation)            File Number)            Identification No.)


2401 MERCED STREET, SAN LEANDRO, CALIFORNIA                             94577
(Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (510) 483-9620

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 7, 2005, the Board of Directors of Alpha Innotech Corp. (the "Company") approved revised compensation arrangements for non-employee directors of the Company. Effective December 7, 2005, each non-employee director of the Company will receive an annual cash retainer of $10,000. In addition, each non-employee director will receive a cash payment of $1,000 for attending each meeting of the Board of directors in person and $250 for attending each meeting of the Board of Director via teleconference.

         The Board of Directors also approved a stock option grant for each non-employee director of 10,000 shares of Common Stock of the Company at the exercise price of $1.50 per share to vest monthly beginning on December 7, 2005 for so long as such director continues to serve on the Board of Directors of the Company, to be fully vested December 7, 2006.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ALPHA INNOTECH CORP.


Date:    December 9, 2005                   By: /S/ HASEEB CHAUDHRY
                                                --------------------------------
                                                Haseeb Chaudhry
                                                Chief Executive Officer


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